LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
Class A Shares
Class B Shares
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Supplement to Prospectus dated September 30, 2004

Please replace the section entitled "What are the Fund's Fees and Expenses?" with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?
LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class B Shares of the Fund.



Shareholder Fees                              Class A       Class B
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on         None           None
Purchases (as a percentage of
offeringprice)
Maximum Deferred Sales Charge (Load) (as       None          5.50%
a percentage of original purchase priceor
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on         None           None
Reinvested Dividends (and other
Distributions) (as a percentage of
offering price)
Redemption Fee (as a percentage of amount      None           None
redeemed, if applicable)
Exchange Fee                                   None           None

Annual Fund Operating Expenses (Before
Waivers and Reimbursements)1
Expenses That are Deducted From Fund
Assets (as a percentage of average net
assets)
Management Fee2                                0.50%         0.50%
Distribution (12b-1) Fee3                      None          0.75%
Shareholder Services Fee4                      0.25%         0.25%
Other Expenses                                 0.44%         0.44%
Total Annual Fund Operating Expenses           1.19%         1.94%5

1 The percentages shown are based on expenses anticipated for the entire year ending July 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to waive and reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2005.

Total Waivers and Reimbursements of Fund       0.27%         0.18%
  Expenses
Total Actual Annual Fund Operating             0.92%         1.76%
  Expenses (after waivers and
  reimbursements)

2 The maximum management fee is 0.500% of the first $500 million in average daily net assets, 0.475% of the second $500 million in average daily net assets, 0.450% of the third $500 million in average daily net assets, 0.425% of the fourth $500 million and 0.400% of average daily net assets in excess of $2 billion. The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate or adjust this voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.38% for the fiscal year ending July 31, 2005.

3 The distributor expects to voluntarily reimburse a portion of the distribution (12b-1) fee. The distributor can terminate or adjust this voluntary reimbursement at any time. The distribution (12b-1) fee paid by the Fund's Class B Shares (after the anticipated voluntary reimbursement) is expected to be 0.74% for the fiscal year ending July 31, 2005.

4 The shareholder services provider expects to voluntarily waive and reimburse a portion of the shareholder services fee. The shareholder services provider can terminate or adjust this voluntary waiver and reimbursement at any time. The shareholder services fee paid by the Fund's Class A Shares and Class B Shares (after the anticipated voluntary waiver and reimbursement) is expected to be 0.10% and 0.20% for the fiscal year ending July 31, 2005.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pays lower operating expenses than Class B Shares.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares and Class B Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares and Class B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares and Class B Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                       1 Year   3 Years    5 Years    10 Years
Class A:
Expenses assuming redemption       $121     $378       $654       $1,443
Expenses assuming no redemption    $121     $378       $654       $1,443
Class B:
Expenses assuming redemption       $747    $1,009     $1,247      $2,070
Expenses assuming no redemption    $197     $609      $1,047      $2,070




                                                               February 15, 2005


Cusip 60934N732
Cusip 60934N724

31845 (2/05)